Exhibit 32.1

                    CERTIFICATION PURSUANT TO
                     18 U.S.C. SECTION 1350,
                     AS ADOPTED PURSUANT TO
          SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


       In connection with the Annual Report of AquaCell Technologies, Inc. (the "Company") on Form 10-KSB for the year ended June 30, 2005 as filed with the Securities and Exchange Commission (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1.   the  Report  fully  complies with the  requirements  of
          Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.   the   information  contained  in  the   Report   fairly
          presents, in all material respects, the financial condition and results of operations of the Company.



Date: October 11, 2005       By: /s/ James C. Witham
                                 --------------------------------
                                     James C. Witham
                                     Chief Executive Officer



Date: October 11, 2005       By: /s/ Gary S. Wolff
                                 --------------------------------
                                     Gary S. Wolff
                                     Chief Financial Officer &
                                     Principal Accounting Officer